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                                                                    EXHIBIT 10.1

[FIRST UNION LOGO]        $750,000.00                     MAY 10, 1995
                                                (Date of Execution and Delivery)

LENDER: FIRST UNION NATIONAL BANK OF NORTH CAROLINA (hereinafter termed "LENDER"), CHARLOTTE PRIVATE, North Carolina

BORROWER($)      YAGER/KUESTER PUBLIC FUND LIMITED PARTNERSHIP
                 ---------------------------------------------
                 C/O A.L. HAWK INTERNET SERVICES 12201 STEELE CREEK ROAD     CHARLOTTE       MECKLENBURG      NC 28273-3731
                 ----------------------------------------------------------------------------------------------------------

                 FOR VALUE RECEIVED: to wit, money loaned, undersigned BORROWER(S) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promises(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of SEVEN HUNDRED, FIFTY THOUSAND DOLLARS AND NO/100 ($750,000.00) DOLLARS, with interest until paid,

CONTRACT         [ ]      at the rate of percent (____%);
RATE OF          [X]      at the rate of LENDER'S PRIME RATE Plus zero percent (0.000%) as that rate
INTEREST                  may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes;
                 [ ]      at the rate of__________________________________________________________________________________
                          to be adjusted____________________________________________beginning_____________________________:

                 [X]      payable in full on May 10, 1996.
                          with interest payable Monthly commencing on June 1, 1995, and each Month thereafter;
TERMS            [ ]      payable in consecutive ________________ payments of principal; commencing on
OF                        ________________ , in ______ equal payments of $_________
PAYMENT                   plus an irregular payment of $ _________ due on _________, with interest payable __________ commencing on _____, and each ________ thereafter;
                 [ ]      payable  in consecutive _________ payments of principal and interest commencing on
                          ___________, in ___ equal payments of $____________
                          plus an irregular payment of all remaining principal and interest commencing on ___________;
                 [ ]      see attached Schedule "B", terms of which are incorporated herein by reference;

                    (TERMS ABOVE NOT COMPLETED ARE DELETED)
together with a late charge of four percent (4%) of each payment past due for fifteen (15) or more days. If BORROWER fails to make a payment when due, subsequent payments shall be first applied to the past due payment. If BORROWER resumes making payments but has not paid all past due payments, then LENDER will impose a separate late payment charge for each payment that becomes due until the default is cured.

         Further, upon BORROWER'S Default (as hereinafter defined) and where LENDER deems it necessary or proper to employ an Attorney to enforce collection of any unpaid balance hereunder, then BORROWER agrees to pay LENDER'S reasonable Attorney's fees and collection costs. Liability for reasonable Attorneys fees and costs shall exist whether or not any suit or proceeding is commenced; BORROWER agrees and stipulates that reasonable Attorney's fees shall be deemed to be fifteen percent (15%) of the sum of all unpaid principal and interest due as permitted under the law of the state of LENDER'S office as set forth herein.

         In addition to all other rights contained herein, if the original principal amount of the loan is more than Three Hundred Thousand and no/100 Dollars ($300,000) the contract rate during any period while the loan is in Default shall be the interest rate set out above plus three percent (3%) commencing with and continuing for as long as the loan or any portion thereof is in Default.

         The contract rate of interest shall apply until the Note or any judgement thereon shall be paid in full.

         Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below.

DEFINITION OF LENDER'S PRIME RATE AND COMPUTATION FORMULAE APPEAR ON OTHER SIDE

         All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day.

         BORROWER'S payment will increase if the scheduled payment amount is insufficient to pay accrued interest. If the scheduled payment amount is insufficient to pay accrued interest, the scheduled payment amount shall be immediately increased as is necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the scheduled payment amount shall remain in effect for as long as the interest accruals shall exceed the original scheduled payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the scheduled payment amount be reduced below the original scheduled payment specified herein.

         All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day.

         BORROWER'S payment will increase if the scheduled payment amount is insufficient to pay accrued interest. If the scheduled payment amount is insufficient to pay accrued interest, the scheduled payment amount shall be immediately increased as is necessary to pay all accruals of interest for the period and all accruals of unpaid from previous interest from previous periods. Such adjustments to the scheduled payment amount shall remain in effect for as long as the interest accruals shall exceed the original scheduled payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the scheduled payment amount be reduced below the original scheduled payment specified herein.

         Each of the undersigned, whether BORROWER, Sureties, or endorsers, and all others who may become liable for all or any part of the obligations evidenced and secured hereby, do hereby, jointly and severally: waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on default or otherwise. Further, they agree that LENDER may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

         If this Note is subject to the terms of a Commitment Letter and/or Loan Agreement, LENDER may advance and readvance under this Note pursuant to its terms and/or the terms of such other contractual obligations between the parties, and at the request of BORROWER, LENDER in its sole discretion may make other advances and readvances under this Note pursuant thereto.

         THIS PROMISSORY NOTE IS SUBJECT TO THE ADDITIONAL PROVISIONS, TERMS, UNDERTAKINGS AND RIGHTS SET FORTH ON THE REVERSE SIDE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE.

         IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s) or, (ii) if by individuals, hereunto setting their hand and seals.

CORPORATE BORROWER                                 [SEAL]                 Name of Corporation

BY:_____________________________________________                    By:______________________________________

INDIVIDUAL BORROWER(S), PROPRIETORSHIPS, PARTNERSHIPS               By:______________________________________
YAGER, KUESTER PUBLIC FUND LIMITED PARTNERSHIP

/s/ Faison S. Kuester, Jr.                         (Seal)           ____________________________________(Seal)
    --------------------------------------------
FSK Limited Partnership, General Partner
Faison S. Kuester, Jr. General Partner of FSK Limited Partnership

/s/ Dexter R. Yager                                (Seal)           ____________________________________(Seal)
    --------------------------------------------
DRY Limited Partnership, General Partner
Dexter R. Yager, Sr., General Partner of
Dry Limited Partnership                                             TAXPAYER IDENTIFICATION NUMBER(S)________


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



                            ADDITIONAL PROVISIONS

         BORROWER HEREBY FURTHER WARRANTS, COVENANTS, AND AGREES, AS FOLLOWS:
(continued from Front Side hereof):

         Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate and any suits of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

         If the interest provision contained herein refers to "LENDER'S PRIME RATE" the LENDER'S PRIME RATE shall be that rate announced by LENDER from time to time as its prime rate and is one of several interest rate bases used by the LENDER. The LENDER lends at rates both above and below LENDER'S PRIME RATE, and BORROWER acknowledges that LENDER'S PRIME RATE is not represented or intended to be the lowest or most favorable rate of interest offered by LENDER.

         LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

         BORROWER warrants to LENDER that all balance sheets, financial statements; profit and loss statements and all other information now or hereafter furnished to LENDER are and will be true and correct and fairly reflect the financial condition of BORROWER as of the dates thereof, and that the most recently provided financial information fairly reflects the current financial condition of BORROWER.

         Each BORROWER waives all claims, direct or indirect, absolute or contingent, against any other BORROWER, guarantor, endorser or surety arising from or relating to this Note or such BORROWER's performance hereunder.
Without limiting the foregoing, each BORROWER waives all rights of reimbursement, exoneration, indemnification and/or contribution from any other BORROWER, guarantor, endorser or surety under or relating to this NOTE and waives all right of subrogation to the claims of Bank which may otherwise arise from such payment.

         At LENDER's option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

         Upon the occurrence of any of the "EVENTS OF DEFAULT", as hereinafter defined, LENDER is herewith expressly authorized to exercise its right of Set-Off or Bank Lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice.

         BORROWER WILL IMMEDIATELY NOTIFY LENDER in writing of any: (1) change in BORROWER'S Principal Place of Business and/or Residence; (2) change in the BORROWER'S name or identity; (3) change in BORROWER'S Corporate Structure; or
(4) material adverse change in BORROWER'S financial statements or financial affairs.

                              EVENTS OF DEFAULT

         BORROWER shall be in default under this Note, upon the happening of any of the following events, circumstances or conditions; namely:

        (1) Default in the payment or performance of any of the obligations provided hereunder or in connection herewith or any general partner of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, howsoever created primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; or

        (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any Guarantor, in connection with this Note or to induce LENDER to make a loan or extension or renewal thereof to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER was ongoing in nature; or

        (3) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for or any general partner or majority shareholder of BORROWER; or

        (4) The acquisition of substantially all of the business or assets of BORROWER, or guarantor, endorser, or surety for BORROWER, or a material portion of such business or assets if such a sale is outside BORROWER'S or guarantor's, endorser's or surety's ordinary course of business, or more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions, or acquire substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or

        (5) Failure of a corporate BORROWER or endorser, guarantor, or surety for said BORROWER to maintain its corporate existence in good standing; or

        (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor; or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER or

        (7) Any BORROWER, endorser, guarantor or surety shall be a debtor, either voluntarily or involuntarily, under (and as the term debtor is defined in) the Bankruptcy Code or should any BORROWER, endorser, guarantor or surety be generally not paying their respective debts as such debts become due; or

        (8) Failure of said BORROWER, endorser, guarantor, or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

        (9) The assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of BORROWER, or endorser, guarantor or surety is displaced of its authority in the conduct of its business(es) or its business(es) is curtailed.

         Upon the occurrence of any or the foregoing events, circumstances or conditions of default, all of the obligations evidenced herein and secured hereby shall, at the option of the LENDER, immediately be due and payable, without notice.

         No waiver, amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of North Carolina.

         BORROWER irrevocably agrees to submit to personal jurisdiction in the State of North Carolina. Service of process on BORROWER arising out of or relating to this Promissory Note shall be effective if mailed to BORROWER at the address first above given or, if applicable, at that address provided to LENDER pursuant to the terms hereof.

         All terms and expressions contained herein which are defined in Articles 1, 3, or 9 of the Uniform Commercial Code of the State of the
LENDER'S office set forth herein shall have the same meaning herein as in said Articles of said Code. No waiver by LENDER of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns. If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. In the case of conflict between the terms of this Note and any Commitment Letter and/or Loan Agreement issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, then the Commitment Letter.

                  (SEE OTHER SIDE FOR SIGNATURES AND SEALS)



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